UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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CELLCEUTIX CORPORATION
(Name of Registrant as Specified In Its Charter)

 _____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CELLCEUTIX CORPORATION

100 Cummings Center, Suite 151-B

Beverly, Massachusetts 01915

(978) 921-4125

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2015

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the "annual meeting") of Cellceutix Corporation, a Nevada corporation (the "Company"), will be held on Tuesday, December 15, 2015 at 10:00 a.m., local time, at 100 Cummings Center, Suite 221-E, Beverly, Massachusetts 01915, for the following purposes:

1.	To elect the five persons named in the accompanying proxy statement to the Board of Directors of the Company;

2.	To ratify the selection by the Audit Committee of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;

3.	To approve, on an advisory basis, our executive compensation;

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

If you owned our common stock at the close of business on October 22, 2015, you may attend and vote at the annual meeting.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. Our 2015 Annual Report accompanies this notice, but it is not deemed to be part of the proxy statement.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

Date: October 30, 2015	/s/ Leo Ehrlich
Leo Ehrlich
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 15, 2015

This Notice, our proxy statement and our 2015 Annual Report are available online at

http://www.cellceutix.com

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	7
Nominees for Election	7
Executive Officers of the Company	9
CORPORATE GOVERNANCE	9
The Board and Committees of the Board	10
Governance Structure	10
The Board's Role in Risk Oversight	10
Independent Directors	11
Audit Committee	11
Compensation Committee	12
Nominating and Governance Committee	12
Code of Ethics	14
Stockholder Communication with the Board of Directors	14
Changes in Control	14
Related Party Transactions	14
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15
REPORT OF THE AUDIT COMMITTEE	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	17
PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	19
EXECUTIVE COMPENSATION	19
STOCKHOLDER PROPOSALS, ANNUAL REPORT AND OTHER MATTERS	24

CELLCEUTIX CORPORATION

100 Cummings Center, Suite 151-B

Beverly, Massachusetts 01915

(978) 921-4125

__________________

PROXY STATEMENT

__________________

The Board of Directors ("Board") of Cellceutix Corporation, a Nevada corporation (the "Company," "Cellceutix" or "we"), is furnishing this proxy statement and the accompanying proxy to you to solicit your proxy for the 2015 Annual Meeting of Stockholders (the "annual meeting"). The annual meeting will be held on Tuesday, December 15, 2015 at 10:00 a.m., local time, at 100 Cummings Center, Suite 221-E, Beverly, Massachusetts 01915.

We are utilizing the Securities and Exchange Commission (the "SEC") rules allowing us to furnish proxy materials through a "notice and access" model via the Internet. On or about October 30, 2015, we will furnish a notice of internet availability to our stockholders of record containing instructions on how to access the proxy materials and to vote. In addition, instructions on how to request a printed copy of these materials may be found in the notice. For more information on voting your stock, please see "How do I vote my shares?" below.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You are receiving this proxy statement and our 2015 Annual Report because our Board is soliciting your proxy to vote your shares at the 2015 annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. The Company is making this proxy statement and the accompanying proxy first available on or about October 30, 2015.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include the election of directors; ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the "independent auditors"); an advisory (that is, nonbinding) vote on executive compensation; and an advisory (that is, nonbinding) vote on the frequency of future advisory votes on executive compensation. An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on October 22, 2015, the record date, or their duly appointed proxies, may attend the annual meeting.

Each stockholder who desires to attend the annual meeting in person should be prepared to present valid photo identification, such as a driver's license or passport. Stockholders holding their shares through a broker, bank, trustee or other nominee will need to bring proof of beneficial ownership as of the record date, such as their most recent account statement, a copy of the voting instruction card provided by their broker, bank, trustee or nominee or similar evidence of ownership. Cameras, recording devices and other electronic devices, such as smart phones, will not be permitted at the meeting. Photography is prohibited at the meeting. Please also do not bring large bags or packages to the meeting.

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What proposals will be voted on at the annual meeting?

Stockholders will vote on four proposals at the annual meeting:

•	the election of directors;
•	the ratification of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;
•	an advisory vote on executive compensation; and
•	an advisory vote on the frequency of future advisory votes on executive compensation.

What are the Board's recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors;
•	FOR ratification of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;
•	FOR approval of the compensation of our named executive officers; and
•	a vote to hold future advisory votes on executive compensation every ONE YEAR.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on October 22, 2015, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 118,170,536 shares of our Class A common stock outstanding. No shares of our Class B common stock were outstanding as of the record date. Holders of our Class A common stock, which we refer to as our common stock, as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, West Coast Stock Transfer, Inc., you are considered, with respect to those shares, the "stockholder of record." This proxy statement and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. This proxy statement and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

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How do I vote my shares?

Stockholders can vote in person at the annual meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on the notice of internet availability or proxy card and following the instructions;
•	By Internet — You can vote over the Internet going to the link provided on the notice of internet availability or proxy card and following the instructions; or
•	By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on December 14, 2015.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your "proxies") will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•	FOR election of the nominated directors;
•	FOR ratification of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;
•	FOR approval of the compensation of our named executive officers; and
•	a vote to hold future advisory votes on executive compensation every ONE YEAR.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of one-third of the shares of the common stock entitled to vote. A quorum is required for the transaction of business at the annual meeting. Under Nevada law, an abstaining vote and a "broker non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a "broker non-vote" and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a "broker non-vote." Proposal No. 2 (ratification of independent registered public accounting firm) involves a matter that we believe will be considered routine under the relevant securities exchange rules. The "routine" treatment of this proposal does not affect the seriousness with which we treat it. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

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What is required to approve each item?

•

For Proposal No. 1 (election of directors), a plurality of the votes cast is required for the election of directors. This means that the five director nominees receiving the greatest number of "for" votes will be elected to the Board of Directors. You may vote "FOR" or "WITHHOLD" with respect to the election of directors. Only votes "FOR" are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes are not counted for purposes of the election of directors. Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

•

For each of Proposal No. 2 (ratification of independent registered public accounting firm) and Proposal No. 3 (advisory vote on executive compensation), the number of affirmative votes cast in favor of the proposal must exceed the number of votes cast against the proposal for approval of each proposal. Abstentions and broker non-votes are not counted for purposes of either of Proposal No. 2 or Proposal No. 3.

•

For Proposal No. 4 (advisory vote on the frequency with which to hold future advisory votes on executive compensation), you may vote to have such advisory votes every "ONE YEAR," "TWO YEARS," or "THREE YEARS," or you may "ABSTAIN." The frequency receiving the greatest number of votes cast by stockholders will be considered the advisory vote of our stockholders. Abstentions and broker non-votes are not counted for purposes of Proposal No. 4.

For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders' shares present in person or represented by proxy at the meeting and entitled to vote, is required. Abstentions and broker non-votes are not counted for purposes of the election of directors.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you submit an executed proxy, but do not provide voting instructions, your shares will be voted in accordance with the Board's recommendations as set forth herein. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Yes. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	submitting a written notice of revocation of your proxy by mail to:

Cellceutix Corporation
100 Cummings Center, Suite 151-B
Beverly, Massachusetts 01915
Attention: Corporate Secretary

•	submitting a properly signed proxy card bearing a later date to the address immediately above,
•	voting over the Internet or by telephone per the instruction included herein, or
•	voting in person at the annual meeting.

4

What does it mean if I receive more than one notice of internet availability or proxy card?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone or through the Internet using each personal identification number you are provided on each notice of internet availability or proxy card, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, West Coast Stock Transfer, Inc. at (619) 664-4780.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the annual meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the solicitation of proxies by mail, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is "householding?"

"Householding" means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

Cellceutix Corporation
100 Cummings Center, Suite 151-B
Beverly, Massachusetts 01915
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at (978) 921-4125.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

5

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail, to:

Cellceutix Corporation
100 Cummings Center, Suite 151-B
Beverly, Massachusetts 01915
Attention: Corporate Secretary

•	by telephone, at (978) 921-4125

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are currently five directors serving on the Board. At the annual meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the annual meeting are listed in the table below. Each of the nominees is a current director of the Company. See "Nominating and Governance Committee" below in this proxy statement for a discussion of the process for selecting directors.

Name	Age	Position with the Company	Director Since
Leo Ehrlich	57	Chief Executive Officer, Chief Financial Officer & Director	November 2007
Krishna Menon	68	President, Chief Scientific Officer & Chairman of the Board	June 2007
Barry Schechter	51	Director	October 2014
Zorik Spektor	58	Director	April 2015
Mark R. Tobin	41	Director	April 2015

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company's executive officers, delegates authority for the conduct of the Company's day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company's business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman of the Board and officers of the Company.

All directors will hold office until the next election of directors, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the annual meeting, the holders of the proxies solicited by this proxy statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed above, unless the proxy card is marked otherwise.

The Board recommends a vote FOR the election of the nominees listed above.

Nominees for Election

Set forth below are the names of our directors, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Leo Ehrlich has served as the Company's Chief Executive Officer and Chief Financial Officer since November 5, 2010. Previously, he served as Chief Financial Officer of Cellceutix Pharma since its inception in June 2007. Following the Company's acquisition of Cellceutix Pharma in 2007, Mr. Ehrlich served as Chief Financial Officer and a director of Cellceutix Corporation until November 5, 2010. Mr. Ehrlich previously practiced as a Certified Public Accountant and received his BBA from Bernard Baruch College of the City University of New York.

The Board has determined that Mr. Ehrlich's extensive knowledge of the Company, financial and industry knowledge and executive management experience make him a suitable nominee for election to the Company's Board of Directors.

7

Dr. Krishna Menon, RCM, PhD, VMD, served as President of Cellceutix Pharma since inception in June 2007. Following the Company's acquisition of Cellceutix Pharma in 2007, Dr. Menon served as President, Chief Scientific Officer and a director of the Company. Additionally, he serves as Chairman of the Board of the Company. Dr. Menon, simultaneously therewith, also serves as the Chief Operating Officer at Kard Scientific, Inc. Dr. Menon has more than 35 years in drug development for academia and industry. Originally trained as a veterinary surgeon, Dr. Menon began his career as Chief Government Veterinarian for a large parish in Jamaica. He segued to a three-year stint as Director of Agriculture for the Cayman Islands, in the British Caribbean and, in 1982, moved to the Dana Farber Cancer Research Institute under the direction of the chief physician, Dr. Emil Tom Frye. From 1985 to 1990, Dr. Menon was a Research Scientist at Dana Farber Cancer Research Institute. He then worked as a Senior Research Scientist, In Vivo Research (Cancer), at Bayer Pharmaceuticals (Miles Laboratories) until 1993. Dr. Menon then operated his own veterinary oncology and drug development consultancy practice, and one year later, he was asked to be a Group Leader, Cancer In Vivo Research and Clinical Development, for Eli Lilly, where he played a key role in pre-clinical development of the blockbuster drugs Gemzar and Alimta. Dr. Menon served in such position at Eli Lilly until 2001. In 1999, Eli Lilly honored him with the "President's Recognition Award." Dr. Menon earned his PhD in Pharmacology from Kerala University, where his work focused on anti-folate therapy of various cancers.

The Board has determined that Dr. Menon's decades of research in academia and industry and extensive knowledge of the Company make him a suitable nominee for election to the Company's Board of Directors.

Dr. Barry Schechter, M.D. F.A.A.O., joined the Board on October 1, 2014 as an independent member. Dr. Schechter has been the Director of Department of Cornea and External Disease at Florida Eye Microsurgical Institute since 2005. Dr. Schechter's practice involves diseases of the ocular surface including dry eyes, allergies, infection, the latest in corneal, refractive, and cataract surgery, and glaucoma. In addition, Dr. Schechter is an expert consultant for Gerson Lehrman regarding the business and technology of eye care and consults for several ophthalmic pharmaceutical companies. He is also on the editorial board for Advanced Ocular Care, a journal that reaches the top 10% of ophthalmologists and select optometrists. Dr. Schechter has reviewed articles for Cornea, the British Journal of Ophthalmology, and the Journal of the American Academy of Ophthalmology. He has lectured internationally and published on the subjects of treatment of ocular tumors, lens implants and dry eyes. Dr. Schechter has also written a textbook chapter on surgical techniques. Dr. Schechter is involved in clinical research and consults for several ophthalmic pharmaceutical companies.

The Board has determined that Dr. Schechter's extensive medical knowledge and consulting work make him a suitable nominee for election to the Company's Board of Directors. Dr. Schechter serves as Chairman of the Company's Nominating and Governance Committee and as a member of the Company's Audit Committee and Compensation Committee.

Dr. Zorik Spektor, M.D., F.A.A.P, was appointed as an independent member of the Board in April 2015. Dr. Spektor is a fellowship trained Pediatric Otolaryngologist and Head and Neck Surgeon and has been the Director of The Center for Pediatric ENT – Head and Neck Surgery in Boynton Beach, Florida since 1995. In addition, he is a Voluntary Assistant Professor of Surgery at the Department of Otolaryngology, University of Miami Leonard M. Miller School of Medicine and an Affiliate Clinical Assistant Professor of Biomedical Science at Florida Atlantic University in Boca Raton, Florida. Dr. Spektor received his Bachelor's Degree from Cornell University, and his Medical Doctorate at Albany Medical College of Union University in Albany, New York. Following Dr. Spektor's completion of his residency training in Otolaryngology – Head and Neck Surgery at the University of Connecticut, he completed his fellowship in Pediatric Otolaryngology – Head and Neck Surgery at LeBonheur Children's Medical Center in Memphis, Tennessee. Dr. Spektor is board certified in Otolaryngology – Head and Neck Surgery. He is a Fellow of the American Academy of Otolaryngology – Head and Neck Surgery and American Academy of Pediatrics. He is also a member of the American Society of Pediatric Otolaryngology and Society for Ear, Nose & Throat Advances in Children.

Prior to establishing the Center for Pediatric ENT – Head and Neck Surgery in 1995, Dr. Spektor was on the faculty of the University of Connecticut Health Science Center, Hartford Hospital and Newington Children's Hospital, now known as Connecticut Children's Hospital. He has lectured and presented extensively in the field of pediatric otolaryngology, and has authored numerous peer-reviewed publications. Dr. Spektor has been a presenter as well as an invited speaker at local, national and international conferences. He continually conducts clinical research studies, which have produced significant advances in the field of otolaryngology and pediatric otolaryngology. During the past decade he has been selected as one of the nation's top doctors by several independent rating agencies for many consecutive years. Dr. Spektor has served on advisory boards for several medical device and pharmaceutical companies and has been involved in significant advances in the field of otolaryngology and Pediatric Otolaryngology.

8

The Board has determined that Dr. Spektor's extensive medical knowledge, research experience and broad industry exposure make him a suitable nominee for election to the Company's Board of Directors. Dr. Spektor serves as Chairman of the Company's Compensation Committee and as a memeber of the Company's Audit Committee and Nominating and Governance Committee.

Mark R. Tobin was appointed as an independent member of the Board in April 2015. Mr. Tobin has been Director of Research at Digital Offering, a merchant bank, since October 2013. In addition he has been a Managing Partner at Tobin Tao & Company, a market research and advisory firm from February 2013 to the present. Previously, from May 2005 to February 2013, Mr. Tobin served as Director of Research and as a Senior Research Analyst at Roth Capital Partners, where he oversaw equity research on hundreds of small-cap public companies across a variety of sectors. Prior to that, he was a Program Manager and Senior Systems Engineer at Science Applications International Corporation, a FORTUNE 500® scientific, engineering, and technology applications company. Mr. Tobin began his career as an officer in the United States Air Force, overseeing advanced technology development programs and representing the U.S. as a NATO delegate. He graduated with honors from the U.S. Air Force Academy with a Bachelor's of Science in Management and received an MBA from the University of Pittsburgh.

The Board has determined that Mr. Tobin's knowledge of capital markets and public companies and executive management experience make him a suitable nominee for election to the Company's Board of Directors. Mr. Tobin serves as Chairman of the Company's Audit Committee and as a member of the Company's Compensation Committee and Nominating and Governance Committee.

Executive Officers of the Company

Currently, the executive officers of the Company consist of Mr. Ehrlich as the Company's Chief Executive Officer and Chief Financial Officer and Dr. Menon as the Company's President, Chief Scientific Officer and Chairman of the Board. Information about each of Mr. Ehrlich and Dr. Menon is set forth above under "Nominees for Election."

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we have adopted corporate governance policies and practices to promote the effective functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should manage its affairs and perform its responsibilities. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company's website at www.cellceutix com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Cellceutix Corporation, 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915.

9

The Board and Committees of the Board

The Company is governed by the Board, which currently consists of five members: Mr. Leo Ehrlich, Dr. Krishna Menon, Dr. Barry Schechter, Dr. Zorik Spektor and Mr. Mark R. Tobin. The Board has established three committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee is comprised entirely of independent directors. The Board met 13 times in the year ended June 30, 2015, which we refer to as fiscal 2015. The Board has adopted written charters for each of its committees which are available on the Company's website at www.cellceutix com. A copy of the Company's corporate governance guidelines is also available on the Company's website. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, Cellceutix Corporation, 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915. Each director attended at least 75% of all meetings of the Board of Directors and each committee on which he served during fiscal 2015. All directors are encouraged to attend the Company's annual meetings of stockholders, either in person or remotely, absent an unavoidable and irreconcilable confilict.

Governance Structure

The Company has chosen to separate the roles of the Chairman of the Board and the Chief Executive Officer, though our current Chairman, Dr. Krishna Menon, is a member of the Company's executive management. We have chosen to implement such a governance structure to allow our Chief Executive Officer the ability to focus the majority of his time and efforts on the day to day operations of the Company.

We encourage our stockholders to learn more about our Company's governance practices at our website, www.cellceutix.com.

The Board's Role in Risk Oversight

The Board has the responsibility to verify that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company's business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board's oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.

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The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to various committees, which meet or will meet regularly and report back to the full Board. All committees play or are anticipated to play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company's financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company's ethics programs, including our Code of Ethics. The Audit Committee members meet separately with representatives of the independent auditing firm.

•

The newly-formed Compensation Committee is anticipated to evaluate the risks and rewards associated with the Company's compensation philosophy and programs. The Compensation Committee will review and approve compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management will discuss with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director's immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that the following members of the Board are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an "Independent Director" as defined in NASDAQ Listing Rule 5605, and that such members constitute a majority of the entire Board: Dr. Barry Schechter, Dr. Zorik Spektor and Mr. Mark R. Tobin.

Audit Committee

The Audit Committee consists of Dr. Barry Schechter, Dr. Zorik Spektor and Mr. Mark R. Tobin, each of whom is "independent" as that term is defined under the NASDAQ Listing Rules. The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. Mr. Tobin serves as Chairman of the Audit Committee and is an "audit committee financial expert" as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
•	reviewing with our independent auditors any audit problems or difficulties and management's response;
•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S- K;
•	discussing the annual audited financial statements with management and our independent auditors;
•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
•	annually reviewing and reassessing the adequacy of our Audit Committee charter;
•	meeting separately and periodically with management and our internal and independent auditors;
•	reporting regularly to the full Board; and
•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

Because the Audit Committee was formed after the end of fiscal 2015, the Audit Committee did not hold any meetings during fiscal 2015.

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Compensation Committee

The Compensation Committee consists of Dr. Barry Schechter, Dr. Zorik Spektor and Mr. Mark R. Tobin, each of whom is "independent" as that term is defined under the NASDAQ Listing Rules. Dr. Schechter serves as Chairman of the Compensation Committee. The Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our Chief Executive Officer and Chief Financial Officer may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;
•	reviewing and making recommendations to the Board with respect to the compensation of our directors;
•

reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation; and

•

reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Under its charter, the Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants for the purpose of assisting the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, in each case, as it deems appropriate and including sole authority to approve such parties' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Because the Compensation Committee was formed after the end of fiscal 2015, the Compensation Committee did not hold any meetings during fiscal 2015.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Dr. Barry Schechter, Dr. Zorik Spektor and Mr. Mark R. Tobin, each of whom is "independent" as that term is defined under the NASDAQ Listing Rules. Dr. Spektor serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Governance Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;
•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;
•	identifying and recommending to the Board the directors to serve as members of the Board's committees; and
•	monitoring compliance with our Code of Ethics.

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The Nominating and Governance Committee also oversees all aspects of the Company's corporate governance functions on behalf of the Board and make recommendations to the Board regarding corporate governance issues.

Because the Nominating and Governance Committee was formed after the end of fiscal 2015, the Nominating and Governance Committee did not hold any meetings during fiscal 2015.

Qualifications for Directors

Directors are responsible for overseeing the Company's business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Nominating and Governance Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of the Company's business or other related industries and such other factors the Nominating and Governance Committee determines are pertinent in light of the current needs of the Board. The Nominating and Governance Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Nominating and Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual's ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Stockholder Nominations

The Nominating and Governance Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders; however any nominees proposed by our stockholders will be considered on the same basis as nominees proposed by the Board. If you or another stockholder wants to submit a candidate for consideration to the Board, you may submit your proposal to our Corporate Secretary:

•	by sending a written request by mail to:

Cellceutix Corporation
100 Cummings Center, Suite 151-B
Beverly, Massachusetts 01915
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at (978) 921-4125.

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Code of Ethics

The Board has adopted a Code of Ethics that applies to the Company's directors, officers and employees. A copy of this policy is available via our website at www.cellceutix com. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, Cellceutix Corporation, 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915. During the fiscal year ended June 30, 2015, there were no waivers of our Code of Ethics.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Cellceutix Corporation, 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915 for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the Chairman of the Board, the appropriate committee or the specific director, as applicable.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Related Party Transactions

The Audit Committee's charter requires it to approve or ratify certain transactions involving the Company and "related persons," as defined under the relevant SEC rules. Any transaction with a related person, other than transactions available to all employees generally or involving aggregate amounts of less than $120,000, must be approved or ratified by the Audit Committee. The policy applies to all executive officers, directors and their family members and entities in which any of these individuals has a substantial ownership interest or control. None of such related persons has been involved in any transactions with us since the beginning of fiscal 2015 which are required to be disclosed pursuant to Item 404 of SEC Regulation S-K. For information about transactions with related persons that were entered into before fiscal 2015, see notes 10 and 11 to the Company's financial statements appearing in the Company's Annual Report on Form 10-K.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, executive officers and persons beneficially owning more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive officers, we believe that all persons subject to reporting filed the required reports on time in fiscal 2015, other than a Form 3 for each of Dr. Schechter, Dr. Spektor and Mr. Tobin, each of which was due within 10 days of their respective dates of joining the Board (that is, by October 11, 2014 for Dr. Schechter and by May 4, 2015 for each of Dr. Spektor and Mr. Tobin) and each of which is anticipated to be filed on or about the date of this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2015, and the Company's reporting processes, including internal control over financial reporting, with the Company's management. The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP, the Company's independent registered public accountants for fiscal 2015, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards. The Audit Committee has also received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Company's Audit Committee concerning independence and the Audit Committee has discussed the independence of Baker Tilly Virchow Krause, LLP with the Company.

Based on the review and discussions with the Company's auditors and our management, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for filing with the SEC.

This Report has been submitted by the following independent directors, who comprise the Audit Committee of the Board of Directors:

Mark R. Tobin, Chairman

Barry Schechter

Zorik Spektor

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of June 30, 2015, for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our current executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of Cellceutix Corporation, 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (1) (2)	Percent of Common Stock(3)
Officers and Directors
Leo Ehrlich (4)	35,528,130	25.0%
Krishna Menon (3)	39,048,286	28.8%
Barry Schechter	285,000	*
Zorik Spektor	25,000	*
Mark R. Tobin	—	—
All Current Directors and Executive Officers as a Group (5 persons) (5)	74,886,416	46.8%
5% Stockholders
Wayne & Mary Aruda (6)	8,000,000	6.8%

___________

* Denotes less than 1% of the outstanding shares of common stock.

(1)

"Beneficial owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)

For each stockholder, the calculation of percentage of beneficial ownership is based upon 117,763,508 shares of common stock outstanding as of June 30, 2015, and shares of common stock subject to options, warrants and/or conversion rights held by the stockholder that are currently exercisable or were exercisable within 60 days of June 30, 2015, which are deemed to be outstanding and to be beneficially owned by the stockholder holding such options, warrants, or conversion rights. The percentage ownership of any stockholder is determined by assuming that the stockholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other stockholder has exercised such rights.

(3)

Includes (i) 21,048,286 shares of Class A common stock held by the Menon Family Trust, for which Dr. Menon serves as trustee, and (ii) vested options to purchase 18,000,000 shares of Class B common stock granted to Dr. Menon under the 2010 Equity Inventive Plan. Each share of Class A common stock carries one vote and each share of Class B common stock carries ten votes on all matters before the Company's stockholders. Class B common stock is convertible into shares of Class A common stock at the holder's election.

(4)

Includes (i) 8,585,002 shares of Class A common stock held directly by Mr. Ehrlich, (ii) 2,752,310 shares of Class A common stock held by Mr. Ehrlich's spouse, (iii) 4,190,818 shares of Class A common stock into which a convertible loan in the amount of $2,022,527 and accrued interest $72,882 may be converted at $0.50 per share, (iv) vested options to purchase 2,000,000 shares of Class A common stock granted to Mr. Ehrlich under the 2010 Equity Incentive Plan and (v) vested options to purchase 18,000,000 shares of Class B common stock granted to Mr. Ehrlich under the 2010 Equity Incentive Plan. Each share of Class A common stock carries one vote and each share of Class B common stock carries ten votes on all matters before the Company's stockholders. Class B common stock is convertible into shares of Class A common stock at the holder's election.

(5)

Includes 74,576,416 shares of Common Stock directly and indirectly owned by the current executive officers and directors as a group, and such persons' family members (see note 4), convertible loans (see note 4), and vested options (see notes 3 and 4).

(6)

As reported by Wayne and Mary Aruda on a Form 13G/A filed with the SEC on February 5, 2015. As of December 31, 2014, Wayne and Mary Aruda had joint dispositive and voting power over 8,000,000 shares of common stock. The address of Wayne and Mary Aruda is 81 Salem Street, Wilmington, Massachusetts 01877.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Baker Tilly Virchow Krause, LLP ("Baker Tilly") to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2016.

We are asking our stockholders to ratify the selection of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Baker Tilly Virchow Krause, LLP to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Baker Tilly Virchow Krause, LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Baker Tilly Virchow Krause, LLP will be available via teleconference during the annual meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the annual meeting.

Independent Registered Public Accounting Firm's Fees

The following table sets forth the aggregate fees for professional audit services rendered by Baker Tilly Virchow Krause, LLP for the audit of the Company's annual financial statements for the fiscal 2015 and 2014, and fees billed for other services provided by Baker Tilly Virchow Krause, LLP in fiscal 2015 and 2014. The Board of Directors has approved all of the following fees.

	Fiscal Year Ended
(Rounded to nearest thousand)	2015	2014

Audit Fees	$107,000	$110,000
Audit related Fees	—	—
Tax Fees	—	—
All Other Fees	12,000	—
Total Fees	$119,000	$110,000

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Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees are fees for preparation of tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by Baker Tilly Virchow Krause, LLP and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by Baker Tilly Virchow Krause, LLP in connection with review of Form S-3 registration statements and Forms 8-K during such periods.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is, without exception, required to be approved by the Audit Committee of our Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors' independence from us. In accordance with its policies and procedures, our Board pre-approved the service performed by the Company's independent registered public account firm, Baker Tilly Virchow Krause, LLP, for our consolidated financial statements as of and for the year ended June 30, 2015.

The Board recommends a vote FOR ratification of the selection of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals and the realization of increased stockholder value.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

Our Board of Directors has historically been responsible for establishing and implementing our compensation programs. The Board of Directors has sought to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive. This Compensation Discussion and Analysis ("CD&A") provides information about our compensation objectives and policies for our named executive officers, who are identified in the Summary Compensation Table below, and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. This CD&A provides a general description of our compensation programs and specific information about its various components.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. While we have not historically maintained a formal compensation philosophy, our executive compensation programs are designed for the purpose of attracting, motivating and retaining experienced and qualified executive officers with compensation that recognizes individual merit and overall business results. Our compensation programs are also intended to support the attainment of our strategic objectives by tying the interests of our named executive officers to those of our stockholders, although the significant beneficial ownership of the Company's securities by Mr. Leo Ehrlich, the Company's Chief Executive Officer and Chief Financial Officer, and Dr. Krishna Menon, President and Chief Scientific Officer, has generally served to align the interests of such officers with the interests of the Company's stockholders.

Role of the Board of Directors; Employment Agreements

As the Compensation Committee of the Board was formed in October 2015, the Company did not have a compensation committee during fiscal 2015, and all compensation decisions with respect to our named executive officers discussed in this CD&A were made by the Board of Directors. In establishing and implementing our compensation programs, the responsibility of the Board of Directors has historically consisted of reviewing or ratifying employment agreements with our named executive officers. On December 29, 2010, the Company entered into employment agreements with Mr. Ehrlich and Dr. Menon for a period of three years ending on December 31, 2013. On January 1, 2014, the Board approved an extension of the employment agreements with Mr. Ehrlich and Dr. Menon for a one-year period with a 10% increase in salary from the previous annual salary of $423,500 each, to an annual salary of $465,850, which expired on December 31, 2014. The Company anticipates entering into new employment agreements with each of Mr. Ehrlich and Dr. Menon, subject to Compensation Committee approval. Until new employments are agreed to, we will continue salaries at the existing rate per annum.

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The stockholders of the Company approved the Company's 2010 Equity Incentive Plan, of which the Board of Directors has been the administrator. The Board has historically selected the recipients of equity grants and determined the terms and type of such grants. The Compensation Committee will assume the role of administrator of the Company's equity incentive plans going forward.

Role of Compensation Consultants

During fiscal 2015, the Company did not retain the services of a compensation consultant or conduct benchmarking or specific market review of our compensation levels or practices. Instead, our compensation levels and practices were established by the Board of Directors.

Other Highlights of Our Compensation Program

We periodically review best practices in the area of executive compensation to ensure that our compensation policies and practices reflect those that we believe are appropriate for our Company, and we continue to refine such policies and practices. We anticipate that the newly-formed Compensation Committee will be involved in structuring the Company's compensation programs going forward.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for fiscal 2015, and the Board of Directors has approved that recommendation.

This Report has been submitted by the following independent directors, who comprise the Compensation Committee of the Board of Directors:

Barry Schechter, Chairman

Zorik Spektor

Mark R. Tobin

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and Chief Financial Officer, our President and Chief Scientific Officer, and our former Chief Operations Officer, whom we collectively refer to as our named executive officers, for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Krishna Menon	2015	$465,850	$250,000	$—	$—	$715,850
President and Chief Scientific Officer	2014	$444,675	$—	$—	$—	$444,675
	2013	$404,250	$—	$—	$—	$404,250

Leo Ehrlich	2015	$465,850	$250,000	$—	$—	$715,850
Chief Executive and Financial Officer	2014	$444,675	$—	$—	$—	$444,675
	2013	$404,250	$—	$—	$—	$404,250

William J Alexander (1)
Former Chief Operations Officer	2015	$210,898	$—	$83,245	$146,500	$440,643

(1)

On October 20, 2014, Dr. William J. Alexander was appointed to serve as Chief Operations Officer and as a Director of the Company. Upon such appointments and as an inducement grant, Dr. Alexander received 50,000 shares of the Company's common stock, par value $0.0001 per share, with a grant date fair value of $146,500, and 50,000 stock options scheduled to vest during the 12 month period following his appointment, plus 25,000 stock options as a year-end bonus, with a grant date fair value of $83,245. Dr. Alexander resigned from the Company on August 3, 2015.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth all outstanding equity awards held by our named executive officers as of June 30, 2015.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Krishna Menon	18,000,000	—	—	$0.11	12/29/2020
Leo Ehrlich	18,000,000	—	—	$0.11	12/29/2020
	2,000,000	—	—	$0.51	5/8/2022
William J Alexander	—	25,000	—	$2.93	7/27/2018
	—	25,000	—	$2.93	10/27/2018
	25,000	—	—	$4.71	12/26/2017

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ended June 30, 2015. Neither Mr. Menon nor Mr. Ehrlich was compensated for their service as directors in 2015.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Dr. Barry Schechter	$6,250	$6,250
Dr. Zorik Spektor	$6,250	$6,250
Mr. Mark R. Tobin	$6,250	$6,250

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Narrative to Director Compensation Table

Each of our independent directors has entered into agreements with the Company, pursuant to which each director will receive quarterly cash fees in the amount of $6,250, in addition to 20,000 shares of restricted stock upon the successful listing of the Company's common stock on the NASDAQ Capital Market and options with a five-year term and a Black-Scholes value of $20,000 on the date of issuance, which options have not yet been issued. Our inside directors do not receive any additional compensation for the services they provide to us as directors. Directors are reimbursed for out-of-pocket expenses incurred as a result of their participation on our Board and committees.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our 2010 Equity Incentive Plan as of June 30, 2015.

Plan Category	Number of shares issuable under outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	38,762,500	$0.15	4,007,500
Equity compensation plans not approved by security holders	—	—	—
Total	38,762,500	$0.15	4,007,500

________________

(1) Consists of the Company's 2010 Equity Inventive Plan.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 requires that we provide our stockholders with the opportunity to vote on a non-binding advisory resolution to determine whether the advisory votes on executive compensation will occur every one, two or three years. This non-binding, advisory vote must be submitted to stockholders at least once every six years.

You have four choices for voting on the following resolution. You can choose whether future advisory votes on executive compensation should be conducted every "ONE YEAR," "TWO YEARS" or "THREE YEARS." You may also "ABSTAIN" from voting. The frequency that receives the greatest number of votes cast by stockholders on this matter at the meeting will be considered the advisory vote of our stockholders.

After careful consideration of the various arguments supporting each frequency level, the Board of Directors has determined that an annual advisory vote on executive compensation is appropriate for the Company and its stockholders at this time. The Board believes that annual advisory votes on executive compensation should help provide management and the Compensation Committee with closer to real-time and more direct feedback on the Company's current compensation practices.

Stockholders are not voting to approve or disapprove the Board of Directors' recommendation. Instead, stockholders may indicate their preference regarding the frequency of future advisory votes on the compensation of our named executive officers by selecting one year, two years or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes should abstain from voting on the proposal. For the reasons discussed above, we are asking our stockholders to vote for the future of frequency advisory votes on the compensation for our named executive officers to occur every year.

Your vote on this proposal is advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. Nevertheless, our Board of Directors and Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on executive compensation.

The Board recommends a vote to hold future advisory votes on executive compensation every ONE YEAR.

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STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2016 Annual Meeting of Stockholders and to be included in the Company's proxy materials for the 2016 Annual Meeting of Stockholders must be received by the Company at 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915, by July 2, 2016, if such proposals are to be considered timely and included in the proxy materials. The inclusion of any stockholder proposal in the proxy materials for the 2016 Annual Meeting of Stockholders will be subject to applicable rules of the Securities and Exchange Commission. Stockholders may also present proposals for the 2016 Annual Meeting that are proper subjects for consideration at the Annual Meeting, including the nomination of candidates for director, even if the proposal is not submitted by the deadline for inclusion in the proxy materials. To do so, the proposal must be received not less than 90 but no more than 120 days prior to December 15, 2016 (which is the first anniversary of the 2015 Annual Meeting of Stockholders) and must comply with the requirements set forth in the Company's bylaws. Proxies for the 2016 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice by September 15, 2016.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Cellceutix Corporation, c/o Corporate Secretary, 100 Cummings Center, Suite 151-B, Beverly, Massachusetts 01915. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the annual meeting other than the election of directors, the ratification of the appointment of the accountants of the Company, and the advisory vote on executive compensation. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors,

By:	/s/ Leo Ehrlich
Leo Ehrlich
Chief Executive Officer

Beverly, Massachusetts

October 30, 2015

24

CELLCEUTIX CORPORATION 100 CUMMINGS CENTER SUITE 151B BEVERLY, MA 01915-6117

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following: 1 Election of Directors Nominees	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01	Leo Ehrlich 02 Krishna Menon 03 Barry Schechter 04 Zorik Spektor 05 Mark R. Tobin
The Board of Directors recommends you vote FOR proposals 2 and 3.			For	Against	Abstain
2	To ratify the selection of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016.		☐	☐	☐
3	To approve, on an advisory basis, the Company's executive compensation.		☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the following proposal:		1 year	2 years	3 years	Abstain
4	To hold an advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

CELLCEUTIX CORPORATION

Annual Meeting of Stockholders

December 15, 2015 10:00 AM

This proxy is solicited by the Board of Directors

The stockholders hereby appoint(s) Mr. Leo Ehrlich and Dr. Krishna Menon, or either of them, as proxies, each with thepower to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on thereverse side of this ballot, all of the shares of common stock of CELLCEUTIX CORPORATION that thestockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on 12/15/2015, at 100 Cummings Center, Suite 221-E, Beverly, Massachusetts 01915, and any adjournment orpostponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction ismade, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side